INVESCO EMERGING OPPORTUNITY FUNDS, INC.

              Supplement to Statement of Additional Information
                            dated October 9, 1997

The Section of the above Company's Statement of Additional Information entitled "The Fund and Its Management -- Sub-Advisory Agreement" is amended to (1) delete the third paragraph and (2) substitute the following new paragraph in its place:

            The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from IFG, at the end of each month, a fee based upon the average daily value of the Fund's net assets at the following annual rates: prior to January 1, 1998, 0.25% on the first $200 million of the Fund's average net assets and 0.20% on the Fund's average net assets in excess of $200 million; and effective January 1, 1998, 0.25% on the first $350 million of the Fund's average net assets, 0.2167% on the next $350 million of the Fund's average net assets, and 0.1833% on the Fund's average net assets in excess of $700 million.

The date of this supplement is December 31, 1997.